                                                                    EXHIBIT 10.2

                              PLX TECHNOLOGY, INC.

                            1998 STOCK INCENTIVE PLAN

        1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

               (b) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, California corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

               (c) "Award" means the grant of an Option, Restricted Stock, SAR, Dividend Equivalent Right, Performance Unit, Performance Share, or other right or benefit under the Plan.

               (d) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

               (e) "Board" means the Board of Directors of the Company.

               (f) "Code" means the Internal Revenue Code of 1986, as amended.

               (g) "Committee" means any committee appointed by the Board to administer the Plan.

               (h) "Common Stock" means the common stock of the Company.

               (i) "Company" means PLX Technology, Inc, a California corporation.

               (j) "Consultant" means any person who is engaged by the Company or Related Entity to render consulting or advisory services as an independent contractor and is compensated for such services.

               (k) "Continuous Status as an Employee, Director or Consultant" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

               (l) "Corporate Transaction" means any of the following shareholder-approved transactions to which the Company is a party:

                      (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                      (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

                      (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

               (m) "Director" means a member of the Board.

               (n) "Dividend Equivalent Right" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

               (o) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

               (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (q) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                      (ii) In the absence of an established market of the type described in (i), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

               (r) "Grantee" means an Employee, Director or Consultant who receives an Award under the Plan.

               (s) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

               (t) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (u) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (v) "Option" means a stock option granted pursuant to the Plan.

               (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (x) "Performance Shares" means Shares or an award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

               (y) "Performance Units" means an award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

               (z) "Plan" means this 1998 Stock Incentive Plan.

               (aa) "Registration Date" means the closing of the first sale of Common Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

               (bb) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

               (cc) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

               (dd) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

               (ee) "Share" means a share of the Common Stock.

               (ff) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.     Stock Subject to the Plan.

               (a) Subject to the provisions of Section 11(a), below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is eight hundred thousand (800,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

               (b) If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Award exchange program, or if any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such unissued or retained Shares shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4. Administration of the Plan.

               (a) Plan Administrator. With respect to grants of Awards to Employees, Directors, Officers or Consultants, the Plan shall be administered by
(A) the Board or (B) a Committee (or a subcommittee of the Committee) designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant Awards and may limit such authority as the Board determines from time to time.

               (b) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

               (c) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                      (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

                      (ii) to determine whether and to what extent Awards are granted hereunder;

                      (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

                      (iv) to approve forms of Award Agreement for use under the Plan;

                      (v) to determine the terms and conditions of any Award granted hereunder;

                      (vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

                      (vii) to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

                      (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and

                      (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

               (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

        5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

        6. Terms and Conditions of Awards.

               (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with an exercise or conversion privilege at a fixed or variable price related to the Common Stock and/or the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or
(iii) any other security with the value derived from the value of the Common Stock or securities issued by a Related Entity. Such awards include, without limitation, Options, sales or bonuses of Restricted Stock, SARs, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two or more of them in any combination or alternative.

               (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

               (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

               (d) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

               (e) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

               (f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

               (g) Early Exercise. The Award may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Administrator determines to be appropriate.

               (h) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

               (i) Non-Transferability of Awards. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.

               (j) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

        7. Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

               (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

                      (i) In the case of an Incentive Stock Option:

                              (A) granted to an Employee who, at the time of
the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                              (B) granted to any Employee other than an Employee
described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                      (ii) In the case of a Non-Qualified Stock Option:

                              (A) granted to a person who, at the time of the
grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                              (B) granted to any person other than a person
described in the preceding paragraph, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

                      (iii) In the case of the sale of Shares:

                             (A) granted to a person who, at the time of the
grant of such Award, or at the time the purchase is consummated, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share purchase price shall be not less than one hundred percent (100%) of the Fair Market Value per share on the date of grant.

                             (B) granted to any person other than a person
described in the preceding paragraph, the per Share purchase price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

                      (iv) In the case of other Awards, such price as is determined by the Administrator.


               (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                      (i)  cash;

                      (ii) check;

                      (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

                      (iv) if the exercise occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                      (v) if the exercise occurs on or after the Registration Date, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Award and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

                      (vi) any combination of the foregoing methods of payment.

               (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

               (d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

        8.     Exercise of Award.

               (a) Procedure for Exercise; Rights as a Shareholder.

                      (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement but in the case of an Option, in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted, subject to reasonable conditions such as continued employment. However, in the case of an Option granted to an Officer, Director or Consultant, the Award Agreement may provide that the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established in the Award Agreement.

                      (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 11(a), below.

               (b) Exercise of Award Following Termination of Employment, Director or Consulting Relationship. In the event of termination of a grantee's Continuous Status as an Employee, Director or Consultant for any reason other than disability or death (but not in the event of a grantee's change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only within three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise his or her Award to the extent that the Grantee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. The Grantee's Award Agreement may provide that upon the event of termination of the Grantee's Continuous Status as an Employee, Director or Consultant for "Cause," the Grantee's right to exercise the Award shall terminate concurrently with the termination of Grantee's Continuous Status as an Employee, Director or Consultant. The term "Cause" shall be as defined in the Award Agreement. If the Grantee should die within three (3) months after the date of such termination, the Grantee's estate or the person who acquired the right to exercise the Award by bequest or inheritance may exercise the Award to the extent that the Grantee was entitled to exercise it at the date of such termination within twelve (12) months of the Grantee's date of death, but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement. In the event of a grantee's change of status from Employee to Consultant, an Employee's Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee is not entitled to exercise the Award at the date of termination, or if Grantee does not exercise such Award to the extent so entitled within the time specified herein, the Award shall terminate.

               (c) Disability of Grantee. In the event of termination of a grantee's Continuous Status as an Employee, Director or Consultant as a result of his or her disability, Grantee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the Award to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee is not entitled to exercise the Award at the date of termination, or if Grantee does not exercise such Award to the extent so entitled within the time specified herein, the Award shall terminate.

               (d) Death of Grantee. In the event of the death of a grantee, the Award may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement), by the Grantee's estate or by a person who acquired the right to exercise the Award by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Award at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Award, the Shares covered by the unexercisable portion of the Award shall immediately revert to the Plan. If, after death, the Grantee's estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the Award within the time specified herein, the Award shall terminate.

               (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

        9.     Conditions Upon Issuance of Shares.

               (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

        10. Repurchase Rights. If the provisions of an Award Agreement grant to the Company the right to repurchase Shares upon termination of the Grantee's Continuous Status as an Employee, Director or Consultant, the Award Agreement shall provide that the repurchase price will be either:

               (a) Not less than the Fair Market Value of the Shares to be repurchased on the date of termination of the Grantee's Continuous Status as an Employee, Director or Consultant, and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of the termination of the Grantee's Continuous Status as an Employee, Director or Consultant (or in the case of Shares issued upon exercise of Awards after the date of termination of the Grantee's Continuous Status as an Employee, Director or Consultant, within ninety (90) days after the date of the Award exercise), and the right terminates when the Company's securities become publicly traded; or

               (b) The original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least twenty percent (20%) of the Shares subject to the Award per year over five (5) years from the date the Award is granted (without respect to the date the Award was exercised or became exercisable), and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of termination of the Grantee's Continuous Status as an Employee, Director or Consultant (or in the case of Shares issued upon exercise of Awards after the date of termination of the Grantee's Continuous Status as an Employee, Director or Consultant, within ninety (90) days after the date of the Award exercise).

               (c) In addition to the restrictions set forth in (a) and (b) above, the Shares held by an Officer, Director or Consultant may be subject to additional or greater restrictions.

        11. Adjustments Upon Changes in Capitalization or Corporate Transaction.

               (a) Adjustments upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

               (b) Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of any Corporate Transaction, the Award will terminate immediately prior to the specified effective date of the Corporate Transaction, unless the Award is assumed or an equivalent Award is substituted by the successor corporation or a Parent or Subsidiary of such successor corporation. For the purposes of this subsection, the Award shall be considered assumed or substituted for an equivalent Award if, following the Corporate Transaction, the Award confers with substantially equivalent provisions as the original Award, for each Share subject to the Award immediately prior to the Corporate Transaction, (i) the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share subject to the Award held on the effective date of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares), or (ii) the right to purchase such consideration in the case of an Option or similar Award; provided, however, that if such consideration received in the Corporate Transaction was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise or exchange of the Award for each Share subject to the Award to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction.

        12. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

        13. Amendment, Suspension or Termination of the Plan.

               (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

               (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

        14. Reservation of Shares.

               (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

               (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        16. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether shareholder approval is obtained.

        17. Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, copies of financial statements at least annually.

              FORM OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT



                 PLX TECHNOLOGY, INC. 1998 STOCK INCENTIVE PLAN

              NOTICE OF IMMEDIATELY EXERCISABLE STOCK OPTION GRANT

        Optionee's Name and Address:        ____________________________________

                                            ____________________________________

                                            ____________________________________

        You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and the Option Agreement, as follows:

        Grant Number                        ____________________________________

        Date of Grant                       ____________________________________

        Vesting Commencement Date           ____________________________________

        Exercise Price per Share            $___________________________________

        Total Number of Shares Granted      ____________________________________

        Total Exercise Price                $___________________________________

        Type of Option:                     _______   Incentive Stock Option

                                            _______   Non-Qualified Stock Option

        Expiration Date:                    ____________________________________

Vesting Schedule:

        Subject to other limitations set forth in the Option Agreement, the Option may be exercised at any time from the date hereof.

        The Shares purchased hereunder are subject to a Repurchase Right, at the Exercise Price, in favor of the Company as described in Section 12 of the Option Agreement (the "Repurchase Right for Unvested Shares"). The Repurchase Right for Unvested Shares shall lapse at the rate of _________________ such that no Shares shall be subject to the Repurchase Right for Unvested Shares __________ after the Vesting Commencement Date, regardless of the date the Option or any portion is exercised. Shares that are no longer subject to the Repurchase Right for Unvested Shares are deemed to be "Vested Shares."

        During any authorized leave of absence, the vesting of the Shares as provided in this schedule shall cease after the leave of absence exceeds a period of ninety (90) days. Vesting of the Shares shall resume upon the Optionee's termination of the leave of absence and return to service with the Company or a Related Entity. In the event of the Optionee's change in status from Employee to Consultant, vesting of the Shares shall continue only to the extent determined by the Administrator as of such change in status.

Termination Period:

        Except in the event of termination of the Optionee's Continuous Status as an Employee, Director or Consultant for "Cause" (as defined below), the Option may be exercised on the date of termination within three (3) months from termination of the Optionee's Continuous Status as an Employee, Director or Consultant or such longer period as may be applicable upon death or disability of the Optionee as provided in the Option Agreement. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, the Option shall remain in effect; provided, however, that in the event of a change in status from Employee to Consultant, the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one day following such change in status. In no event shall the Option be exercised later than the Expiration Date as provided above.

        In the event of termination of the Optionee's Continuous Status as an Employee, Director or Consultant for "Cause," the Optionee's right to exercise the Option shall terminate concurrently with the termination of the Optionee's Continuous Status as an Employee, Director or Consultant.

Definition of "Cause":

        For purposes of the Option, termination of the Optionee's Continuous Status as an Employee, Director or Consultant shall be for "Cause" as such term is defined in the Optionee's employment agreement, or in the absence of such definition, then as in the opinion of the Company, the Optionee: (i) refuses or fails to act in accordance with any specific direction or order of the Company;
(ii) exhibits in regard to his employment unfitness or unavailability for service, or unsatisfactory performance, but not disability; (iii) acts in bad faith and to the detriment of the Company; (iv) exhibits dishonesty, intentional misconduct, or materially breaches any agreement with the Company or a Related Entity; or (v) commits a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to terminating the Optionee's Continuous Status as an Employee, Director or Consultant pursuant to (i) or (ii) above, the Company shall provide the Optionee with notice of the Company's intent to terminate, the Company's reason therefor, and an opportunity for the Optionee to cure such defects in his service to the Company's satisfaction. During this 30 day (or longer) period, the Optionee shall not be entitled to exercise the Option.

        IN WITNESS WHEREOF, the Company and the Optionee have executed this Notice of Stock Option Grant and agree that the Option is to be governed by the terms and conditions of this Notice of Stock Option Grant, the Plan, and the Option Agreement.

                                        PLX Technology, Inc.,
                                        a California corporation

                                        By:_____________________________________

                                        Its: ___________________________________


THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OF STOCK OPTION GRANT, THE OPTION AGREEMENT, NOR IN THE COMPANY'S 1998 STOCK INCENTIVE PLAN, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

        The Optionee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee has reviewed this Notice of Stock Option Grant, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice of Stock Option Grant and fully understands all provisions of this Notice of Stock Option Grant, the Plan, and the Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or Administrator upon any questions arising under this Notice of Stock Option Grant, the Plan, and the Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated in this Notice of Stock Option Grant.


Dated: ______________________           Signed: ________________________________
                                                Optionee

                 PLX TECHNOLOGY, INC. 1998 STOCK INCENTIVE PLAN

                 IMMEDIATELY EXERCISABLE STOCK OPTION AGREEMENT

        1. Grant of Option. PLX Technology, Inc., a California corporation (the "Company"), hereby grants to the Optionee named in the Notice of Stock Option Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant (the "Notice"), at the exercise price per share set forth in the Notice (the "Exercise Price") subject to the terms, definitions and provisions of the Notice and the Company's 1998 Stock Incentive Plan (the "Plan") adopted by the Company, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

        If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of
Section 422(d) of the Code, the Option shall be treated as a Non-Qualified Stock Option.

        2.     Exercise of Option.

               (a) Right to Exercise. The Option shall be exercisable immediately during its term as set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11(b) of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

               (b) Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

               No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

               (c) Taxes. No Shares will be issued to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

        3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

        4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee; provided, however, that such exercise method does not then violate an Applicable
Law:

               (a) cash;

               (b) check;

               (c) if the exercise occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised <(but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

               (d) if the exercise occurs on or after the Registration Date, delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

        5. Restrictions on Exercise. The Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company. In addition, the Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

        6. Termination of Relationship. In the event the Optionee's Continuous Status as an Employee, Director or Consultant terminates, the Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Termination Period set out in the Notice. Except as provided in Sections 7 and 8, below, to the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option within the Termination Period, the Option shall terminate.

        7. Disability of Optionee. In the event the Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of his or her disability, the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent otherwise entitled to exercise it on the Termination Date; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one day following the Termination Date. To the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

        8. Death of Optionee. In the event of the Optionee's death, the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the Expiration Date), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death. To the extent that the Optionee was not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

        9. Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

        10. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice.

        11. Company's Right of First Refusal.

            (a) Transfer Notice. Neither the Optionee nor a transferee (either being sometimes referred to herein as the "Holder") shall sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein without first obtaining the prior written consent of the Company. In the event the Holder desires to accept a bona fide third-party offer for any or all of the Shares the Holder shall provide the Company with written notice (the "Transfer Notice") of:

                      (i) The Holder's intention to transfer;

                      (ii) The name of the proposed transferee;

                      (iii) The number of Shares to be transferred; and

                      (iv) The proposed transfer price or value and terms thereof.

            (b) First Refusal Exercise Notice. Within 45 days after receipt of the Transfer Notice (the "Option Period") the Company and/or its assigns shall have the right to purchase (the "Right of First Refusal") all, but not less than all of the Shares which are described in the Transfer Notice (the "Offered Shares") at the per share price or value and in accordance with the terms stated in the Transfer Notice, which Right of First Refusal shall be exercised by written notice (the "First Refusal Exercise Notice") to the Holder setting forth the number of Offered Shares the Company and/or its assigns elects to purchase, provided that the number equals all of the Offered Shares.

               (c) Payment Terms. The Company shall consummate the purchase of the Offered Shares on the terms set forth in the Transfer Notice within 15 days after delivery of the First Refusal Exercise Notice; provided, however, that in the event the Transfer Notice provides for the payment for the Offered Shares other than in cash, the Company and/or its assigns shall have the right to pay for the Offered Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Administrator. Upon payment for the Offered Shares to the Holder or into escrow for the benefit of the Holder, the Company or its assigns shall become the legal and beneficial owner of the Offered Shares and all rights and interest therein or related thereto, and the Company shall have the right to transfer the Offered Shares to its own name or its assigns without the further action by the Holder.

               (d) Assignment. Whenever the Company shall have the right to purchase Shares under this Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company's Right of First Refusal.

               (e) Non-Exercise. If the Company and/or its assigns do not collectively elect to exercise the Right of First Refusal within the specified 45-day period or such earlier time if the Company and/or its assigns notifies the Holder that it will not exercise the Right of First Refusal, then the Holder may transfer the Shares upon the terms and conditions stated in the Transfer Notice, provided that:

                      (i) The transfer is made within 120 days of the date of
               the Transfer Notice; and

                      (ii) The transferee agrees in writing that such Shares
               shall be held subject to the provisions of this Right of First Refusal.

               (f) Expiration of Transfer Period. Following such 120-day period, no transfer of the Offered Shares and no change in the terms of the transfer as stated in the Transfer Notice (including the name of the proposed transferee) shall be permitted without a new written Transfer Notice prepared and submitted in accordance with the requirements of this Right of First Refusal.

               (g) Exception for Certain Family Transfers. Anything to the contrary contained in this section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's Immediate Family or a trust for the benefit of the Optionee or the Optionee's Immediate Family shall be exempt from the provisions of this Right of First Refusal. "Immediate Family" as used herein shall mean spouse, domestic partner (as determined by the Administrator), child, lineal descendant or antecedent, father, mother, brother or sister and the lineal descendants of such individuals. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Right of First Refusal, and there shall be no further transfer of such Shares except in accordance with the terms of this Right of First Refusal.

               (h) Termination of Right of First Refusal. The provisions of this Right of First Refusal shall terminate as to all Shares upon the Registration Date.

               (i) Additional Shares or Substituted Securities. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Company's receipt of consideration, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Right of First Refusal, but only to the extent the Shares are at the time covered by such right.

               (j) Corporate Transaction. Immediately prior to the consummation of a Corporate Transaction, the Right of First Refusal shall automatically lapse in its entirety, except to the extent the Right of First Refusal is to be assigned to the successor corporation (or its parent company) in connection with such Corporate Transaction, the right shall apply to the new capital stock or other property received in exchange for the Shares in consummation of the Corporate Transaction, but only to the extent the Shares are at the time covered by such right.

        12.    Company's Repurchase Right for Unvested Shares.

               (a) Grant of Repurchase Right. The Company is hereby granted the right (the "Repurchase Right for Unvested Shares"), exercisable at any time (i) during the ninety (90) day period following the Termination Date, (ii) during the ninety (90) day period following an exercise of the Option that occurs after the Termination Date, or (iii) during the sixty (60) day period immediately prior to a Corporate Transaction (the "Repurchase Period"), or the merger of the Company into or with a corporation that is a member of a "controlled group" (within the meaning of Section 267(f) of the Code) of which the Company is a member, to repurchase all (or at the discretion of the Company and with the consent of the Optionee, any portion) of the Unvested Shares.

               (b) Exercise of the Repurchase Right for Unvested Shares. The Repurchase Right for Unvested Shares shall be exercisable by written notice delivered to each Holder of the Shares prior to the expiration of the applicable Repurchase Period specified above. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Holder in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from the Holder. Upon such payment or into escrow for the benefit of the Holder, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the Holder.

               (c) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right for Unvested Shares, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company's Repurchase Right.

               (d) Termination of the Repurchase Right for Unvested Shares. The Repurchase Right for Unvested Shares shall terminate with respect to any Shares for which it is not timely exercised except as otherwise provided in Section 12(f) of this Agreement.

               (e) Additional Shares or Substituted Securities. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Company's receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right for Unvested Shares, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the price per share to be paid upon the exercise of the Repurchase Right for Unvested Shares in order to reflect the effect of any such transaction upon the Company's capital structure.

               (f) Corporate Transaction. Immediately prior to the consummation of a Corporate Transaction, the Repurchase Right for Unvested Shares to the extent it has not been exercised shall automatically lapse in its entirety, except to the extent the Repurchase Right for Unvested Shares is to be assigned to the successor corporation (or its parent company) in connection with such Corporate Transaction, the right shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of the Corporate Transaction, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right for Unvested Shares to reflect the effect of the Corporate Transaction upon the Company's capital structure.

        13. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer referred to in the legends placed upon certificates evidencing ownership of the Shares, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

        14. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        15. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE

SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

               (a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

               (b) Exercise of Incentive Stock Option Following Disability. If the Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

               (c) Exercise of Non-Qualified Stock Option. There may be a regular federal income tax liability upon the exercise of a Non-Qualified Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 28%. For Shares held more than 18 months, the maximum rate falls to 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after receipt of the Shares and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares also will be treated as long-term capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of within such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

        16.    Special Tax Election.

               (a) Section 83(b) Election For Exercise of Non-Qualified Stock Option. If the Shares are acquired hereunder pursuant to the exercise of a Non-Qualified Stock Option, as specified in the Notice, then the Optionee understands that under Code Section 83, the excess of the Fair Market Value of the Shares on the date any forfeiture restrictions applicable to the Shares lapse over the Exercise Price paid for the Shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to the Repurchase Right for Unvested Shares provided under
Section 12. The Optionee understands that he/she may elect under Code Section 83(b) to be taxed at the time the Shares are acquired hereunder, rather than when and as the Shares cease to be subject to the forfeiture restrictions. Such election (the "83(b) Election") must be filed with the Internal Revenue Service within thirty (30) days after the date Shares are acquired upon exercise of the Option. Even if the Fair Market Value of the Shares on the date the Option is exercised equals the Exercise Price paid (and thus no tax is payable), the 83(b) Election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS 83(b) ELECTION IS ATTACHED AS EXHIBIT C HERETO. THE OPTIONEE UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY
(30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

               (b) Conditional Section 83(b) Election For Exercise of Incentive Stock Option. If the Shares are acquired hereunder pursuant to the exercise of an Incentive Stock Option, as specified in Notice, then the following tax principles shall be applicable to the Shares:

                      (i) For regular tax purposes, no taxable income will be
               recognized at the time the Option is exercised.

                      (ii) The excess of (A) the Fair Market Value of the Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Shares lapse over (B) the Exercise Price paid for the Shares will be includible in Optionee's income for alternative minimum tax purposes.

                      (iii) If Optionee makes a disqualifying disposition of the
               Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (A) the Fair Market Value of the Shares on the date Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Shares lapse over (B) the Exercise Price paid for Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Shares are held prior to the disposition.

                      (iv) For purposes of the foregoing, the term "forfeiture
               restrictions" will include the right of the Company to repurchase the Shares pursuant to the Repurchase Right for Unvested Shares under Section 12. The term "disqualifying disposition" means any sale or other disposition(1) of the Shares within two
(2) years after the Grant Date or within one (1) year after the exercise of the Option.

                      (v) In the absence of final Treasury Regulations relating
               to Incentive Stock Options, it is not certain whether the Optionee may, in connection with the exercise of the Option for any Shares at the time subject to forfeiture restrictions, file a protective 83(b) Election under Code Section 83(b) which would limit (A) Optionee's alternative minimum taxable income upon exercise and (B) Optionee's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of Shares on the date the Option is exercised over the Exercise Price paid for the Shares. The appropriate form for making such a protective 83(b) Election is attached as Exhibit C and must be filed with the Internal Revenue Service within thirty (30) days after the date the Option is exercised. However, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

               (c) FILING RESPONSIBILITY. THE OPTIONEE ACKNOWLEDGES THAT IT IS THE OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY 83(b) ELECTION UNDER CODE SECTION 83(b), EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

        17.    Lock-Up Agreement.

               (a) Agreement. The Optionee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. The Optionee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and the Optionee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 17.



--------

(1) Generally, a disposition of shares purchased under an Incentive Stock Option includes any transfer of legal title, including a transfer by sale, exchange, or gift, but does not include a transfer to the Optionee's spouse, transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

               (b) Permitted Transfers. Notwithstanding the foregoing, Section 17(a) shall not prohibit the Optionee from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock to the extent such transfer is not otherwise prohibited by this Option Agreement, either during the Optionee's lifetime or on death by will or intestacy to the Optionee's immediate family or to a trust the beneficiaries of which are exclusively the Optionee and/or a member or members of the Optionee's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of Section 17 hereof. For the purposes of this subsection, the term "immediate family" shall mean spouse, domestic partner (as determined by the Administrator), child, lineal descendant or antecedent, father, mother, brother or sister and the lineal descendants of such individuals.

               (c) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 17(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 17 may not be amended or waived except with the consent of the Lead Underwriter.

        18. Entire Agreement: Governing Law. The Notice of Stock Option Grant, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. These agreements are governed by California law except for that body of law pertaining to conflict of laws.

        19. Headings. The captions used in the Notice of Stock Option Grant and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

        20. Interpretation. Any dispute regarding the interpretation of the Notice of Stock Option Grant, the Plan, and this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons.

                                    EXHIBIT A

                 PLX TECHNOLOGY, INC. 1998 STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE


PLX Technology, Inc.
390 Potrero Avenue
Sunnyvale, CA 94086
Attention: Secretary

        1. Exercise of Option. Effective as of today, ______________, ________________ ________________, the undersigned (the "Optionee") hereby elects to exercise the Optionee's option to purchase ___________ shares of the Common Stock (the "Shares") of PLX Technology, Inc. (the "Company") under and pursuant to the Company's 1998 Stock Incentive Plan (the "Plan") and the [ ] Incentive [ ] Non-Qualified Immediately Exercisable Stock Option Agreement and Notice of Immediately Exercisable Stock Option Grant dated ______________, ________ (the "Option Agreement").

        2. Representations of the Optionee. The Optionee acknowledges that the Optionee has received, read and understood the Notice of Stock Option Grant, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        3. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11(a) of the Plan.

                      (i) The Optionee shall enjoy rights as a shareholder until such time as the Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal or the Repurchase Right for Unvested Shares. Upon such exercise, the Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

        4. Delivery of Payment. The Optionee herewith delivers to the Company the full Exercise Price for the Shares.

        5. Tax Consultation. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the Optionee's purchase or disposition of the Shares. The

Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

        6. Tax Election; Taxes. The Optionee shall provide the Company with a copy of any timely filed 83(b) Election relating to the purchase of the Shares. If the Optionee makes a timely 83(b) Election, the Optionee shall immediately pay the Company (or the Related Entity that employs the Optionee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations. If the Optionee does not make a timely 83(b) Election, the Optionee shall, either at the time that the restrictions lapse under the Option Agreement and the Plan or at the time withholding is otherwise required by Applicable Law, pay the Company (or the Related Entity that employs the Optionee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations. In addition, the Optionee agrees to satisfy all other applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Optionee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date the Shares were transferred to the Optionee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Optionee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

        7. Restrictive Legends. The Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL AND RIGHT OF REPURCHASE HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND

               THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND RIGHT OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

        8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

        9. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

        10. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Company forthwith to the Company's Board of Directors or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on all persons.

        11. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

        13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

        14. Entire Agreement. The Notice of Stock Option Grant, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee.

Submitted by:                                Accepted by:


OPTIONEE:                                    PLX TECHNOLOGY, INC.


                                             By: _______________________________


___________________________________          Its:_______________________________
           (Signature)

Address:                                     Address:


___________________________________          PLX Technology, Inc.
___________________________________          390 Potrero Avenue
                                             Sunnyvale, CA 94086

                                    EXHIBIT B

                 PLX TECHNOLOGY, INC. 1998 STOCK INCENTIVE PLAN

                       INVESTMENT REPRESENTATION STATEMENT


OPTIONEE:                ___________________________________

COMPANY:                 PLX TECHNOLOGY, INC.

SECURITY:                COMMON STOCK

AMOUNT:                  ___________________________________

DATE:                    ___________________________________

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

               (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

               (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of

"restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

        In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

               (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


                                             Signature of Optionee:


                                             ___________________________________

                                             Date:____________________, _____

                                    EXHIBIT C

                          ELECTION UNDER SECTION 83(b)

                      OF THE INTERNAL REVENUE CODE OF 1986

               The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 19__ the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below:

               1. The name, address, taxpayer identification number and taxable year of the undersigned are:

                              TAXPAYER'S NAME  _________________________________
                                SPOUSE'S NAME  _________________________________

              TAXPAYER'S SOCIAL SECURITY NO.:  _________________________________
                SPOUSE'S SOCIAL SECURITY NO.:  _________________________________

                                TAXABLE YEAR:  Calendar Year 19__

                                     ADDRESS:  _________________________________
                                               _________________________________
                                               _________________________________

               2. The property which is the subject of this election is __________ shares of common stock of ______________________.

               3. The property was transferred to the undersigned on ____________, 19__.

               4. The property is subject to the following restrictions: The right of the Company to repurchase the shares, or a portion thereof, at the purchase price of the shares. The rights lapses as to a portion of the shares per month according to a vesting schedule, based upon continued service to the Company.

               5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $_______ per share x ________ shares = $___________.

               6. The undersigned paid $______ per share x _________ shares for the property transferred or a total of $______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

               The undersigned will file this election with the Internal Revenue Service office to which he or she files his annual income tax return not later than 30 days after the date of transfer of the property. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred.


Dated:_____________________________          ___________________________________
                                                         Taxpayer

The undersigned spouse of taxpayer joins in this election.


Dated:_____________________________          ___________________________________
                                                      Spouse of Taxpayer

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

        1. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

        2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of
Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION.

                                    AMENDMENT

                                       TO

                            1998 STOCK INCENTIVE PLAN

                                       OF

                              PLX TECHNOLOGY, INC.,

                            A CALIFORNIA CORPORATION


                    ----------------------------------------

                                January 25, 1999

     The undersigned, Scott M. Gibson, hereby certifies that:

     1. He is the duly elected and acting Secretary of PLX Technology, Inc., a Delaware corporation (the "Corporation").

     2. Section 3(a) of the Corporation's 1998 Stock Incentive Plan (the "Plan") is amended to read in its entirety as follows:

          "(a) Subject to the provisions of Section 11(a), below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is one million three hundred thousand (1,300,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock."


     Dated: January 25, 1999



                                        /s/ SCOTT M. GIBSON
                                        ----------------------------------------
                                        Scott M. Gibson, Secretary